Enabling Oral Drug Delivery to Improve Patient Compliance October 21, 2019 H.C. Wainwright 3 rd Annual NASH Investor Conference Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 t ria ls for TLANDO XR and Phase 2 studies for LPCN 1144 and LPCN 1148, clinical and regulatory processes and objectives, potential benefi ts of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on For m 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Com pany’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders 3 PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA TLANDO ™ (Oral Testosterone for Testosterone Replacement Therapy “ TRT”) PDUFA November 9, 2019 TLANDO XR (Long Acting Oral Testosterone for TRT) Phase 2 Complete LPCN 1144 (Oral Testosterone for pre - cirrhotic NASH ) LiFT Phase 2 Paired Biopsy Clinical Study in NASH Ongoing LPCN 1148 (Oral Testosterone for NASH Cirrhosis) POC Study Planned LPCN 1107 (Oral HPC for Prevention of PTB) EOP2 meeting Completed Propriety Drug Delivery Platform

4 Endocrine Dysfunction (Low T) is Common in Chronic Liver Disease 1. Sumida et al., Gastroenterol Hepatol 2015; 2. Sinclair et al., Liver Trans 2016; 3. Sinclair M. et al., J. of Gastro and Hepatology, 2015; 4. Sarkar et al., Gastroenterology 156(6):S - 1258 & Poster Sa1623, Digestive Disease Week 2019 Reportedly 75% of Biopsy - Confirmed NASH Male Patients Have Low T (< 372 ng/dL) 4 “Low T reported in up to 90% of NASH cirrhosis patients 2 and is a predictor of mortality.” 3 LPCN 1144 for NASH LPCN 1148 for NASH Cirrhosis “Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.” 1 Free T (ng/dL) Free T (ng/dL) Fibrosis

LPCN 1144 Proposed Mechanism 5 Across the Full Spectrum of NASH Pathogenesis Healthy Liver Steatosis Inflammation NASH Fibrosis LPCN 1144 Regeneration Booster 3 ▪ Obesity ▪ Insulin Resistance ▪ Dyslipidemia ▪ Metabolic Syndrome ▪ Hypogonadism (Low T) The removal of pro - fibrotic inputs or the strengthening of anti - fibrotic inputs is expected to stimulate scar resolution* Oxidative Stress * Lucía Cordero - Espinoza and Meritxell Huch , J Clin Invest. 2018 Comorbidities

LPCN 1144: Liver Fat Imaging Study (“LFS”) ~Sixty Percent of Hypogonadal Subjects had Fatty Liver (LF ≥ 5%) 6 LFS was an open - label, multi - center single - arm 16 - week study (N=36) with LPCN 1144 in hypogonadal males LF = liver fat † NAFLD identified by MRI - PDFF ≥ 5% in LPCN 1144 Liver Fat Study ‡ Prevalence of NAFLD diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population ( Younossi et al, J Hepatol 2016)

LPCN 1144: Liver Fat Study Results Meaningful Relative Liver Fat % Change and Responder Rate 7 - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat CBL ( ± SEM) Mean Relative Liver Fat % Change 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* * Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

LPCN 1144: Longitudinal Treatment Effect ■ NAFLD Free (LF < 5%) ■ NALFD (LF ≥ 5%) Liver Fat Based Subject Distribution at Each Visit Continued Improvement with NAFLD Resolution Over Time * Full Analysis Set (FAS) 8 NAFLD Free NAFLD Free NAFLD Free NAFLD Free NAFLD Free NAFLD Free 52% 48% Interim (Week 8, N=31) NAFLD Free NAFLD 63% 38% End of Study (Week 16, N=32) NAFLD Free NAFLD 34% 66% Baseline (N=32)* NAFLD Free NAFLD

LPCN 1144: Significant Reduction of Elevated ALT Levels Meaningful ALT Normalization and Responders at EOS 9 † N = 42 for ALT > 40 U/L at baseline (ALT normal range is ≤ 40 U/L) in 1 - yr SOAR Study (NCT 02081300) ‡ ALT responder: Above - normal at BL  Normal with at least 30 % reduction at EOS ▪ Comparable LPCN1144 ALT response to Tocopherol in PIVENS Trial 1 1 Hoofnagle et al., Aliment Pharmacol Ther 2013 52% 43% 48% 0% 10% 20% 30% 40% 50% 60% ALT Normalization† by LPCN 1144 (SOAR) LPCN 1144 ALT Responders‡ (SOAR) Vitamin E ALT Responders (PIVENS) % of Patients Tocopherol ALT Responders (PIVENS) ALT Normalization† post LPCN 1144 Therapy LPCN 1144 ALT Responders‡

LPCN 1144: Well Tolerated Good Gastrointestinal Tolerability with No LDL - C Increase at EOS 10 * LDL - C upper normal limit is 160 mg/dL. Source: 52 - week SOAR study - 3 - 15 -25 -20 -15 -10 -5 0 BL = 114 mg/dL 175 mg/dL Overall (N=194) Above-Noraml at BL* (N=16) Mean LDL - C Change from BL (mg/dL) Overall (N=194) BL = 114 mg/dL Above - normal at BL (N=16) BL = 175 mg/dL Gastrointestinal Events Upon 52 - Week Exposure LPCN 1144

LPCN 1144: Additional Health Benefits Observed in Hypogonadal Subjects with Elevated ALT* 11 -3 -2 -1 0 1 2 3 4 5 6 Mean Change from Baseline with 95% Confidence Interval PDQ & SF - 36 Change from Baseline (52 - Week SOAR Trial) Mental Composition Summary Meatal Health Role Emotional Maintained Erection Sexual Activity Negative Mood Positive Mood Overall Sexual Desire * ALT BL > 40 U/L (N=33)

LPCN 1144: LiFT Study* - Ongoing

Liver Fat intervention with Oral Testosterone Study

- Phase 2 paired-biopsy clinical study in NASH subjects
  - Three-arm, multi-center, double-blind, placebo controlled
  - ~75 biopsy confirmed NASH male subjects with NAS ≥ 4
  - Paired biopsy at baseline and EOS (36-weeks)



SCREENING
MRI-PDFF
Biopsy
TREATMENT: 36 WEEKS
12 Weeks
24 Weeks
Dose Start
Topline MRI-PDFF Results
~Mid 2020
Topline Biopsy Results
~End 2020

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* Website: www.lift-study.com

LIPOCINE ENHANCING HEALTH

LPCN 1144: Differentiated NASH Treatment Candidate Potential for Mono/Combo Chronic Therapy Meaningful POC Efficacy Results Well Tolerated 700+ subjects in 14 studies with up to 52 - week exposure Potential Additional Benefits Most biopsy confirmed male NASH have low testosterone • Over 40% relative mean liver fat reduction after 16 - weeks of treatment • 48% of the treated NAFLD subjects had NAFLD resolution, defined as < 5% liver fat • Good GI tolerability • No mean LDL increase • No signs of nephrotoxicity • No signs of drug induced liver toxicity • Improve symptoms of sarcopenia and sexual/mood dysfunction 13